FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

(Investor Shares: FAMVX)

FAM Dividend Focus Fund

(Investor Shares: FAMEX)

FAM Small Cap Fund

(Investor Shares: FAMFX)

(the “Funds”)

Supplement dated January 5, 2024 to the

Statement of Additional Information (“SAI”)

for Investor Shares of the Funds dated May 1, 2023

The Board of Trustees of Fenimore Asset Management Trust (the “Trust”), which consists of FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (collectively, the “Funds”), has recently taken certain action with respect to the Board’s membership. At a meeting of the Board held on December 6, 2023, the Board took action to expand the size of the Board and at that meeting the Board appointed two new Trustees to the Board of Trustees in order to fill the vacancies on the Board that were created by the expansion of the size of the Board. Accordingly, effective December 6, 2023, Justine Phoenix and Anne Putnam were appointed to serve as new members of the Board. Ms. Phoenix is considered to be an Independent Trustee of the Trust for regulatory purposes and Ms. Putnam is considered to be an Interested Trustee for regulatory purposes by virtue of her employment with Fenimore Asset Management, Inc., the investment adviser to the Funds (“Fenimore”).

Subsequent to the addition of Ms. Phoenix and Ms. Putnam to the Board on December 6, 2023, as of December 31, 2023, Trustees Donald J. Boteler and Thomas O. Putnam retired from their positions on the Board. Accordingly, as of December 31, 2023, all references to Mr. Boteler and Mr. Putnam as members of the Board are deemed to be deleted from the SAI.

On Page 12 of the SAI, in the sub-section titled “Trustee Qualifications” in the section titled “Board of Trustees and Officers”, the following information is added with respect to each of Ms. Phoenix and Ms. Putnam:

Justine Phoenix – As a financial services industry executive who has served in leadership roles in the brokerage and asset management industries and who has also served in senior positions with key industry trade associations, Ms. Phoenix has extensive experience with mutual fund management and operations. Ms. Phoenix currently serves as Vice President of Product and Distribution for Nicsa, a financial services trade association where she is also directly involved with industry efforts to accelerate diversity, equity and inclusion in the global asset management industry through her position as Head of Nicsa’s Diversity Project North America.

Anne Putnam – As the result of her long-time involvement with Fenimore, where she has worked since 2006 and has held key roles supporting the Funds’ sales and marketing efforts, and also through her current position as Chief Executive Officer of the firm, Ms. Putnam has extensive experience and background in the management and operation of the Funds, thus enabling her to provide management input and sales and marketing guidance to the Board.

In the table beginning on Page 13, the following information is added with respect to each of Ms. Phoenix and Ms. Putnam:

Name, Address and Age	Position(s) with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEE
Justine Phoenix 384 North Grand St. Cobleskill, NY 12043 Age: 64	Trustee since December 2023 Indefinite Term	Vice President of Product and Distribution for Nicsa, a financial services industry trade association, and Head of Nicsa’s Diversity Project North America, a program to accelerate diversity, equity and inclusion in the global asset management industry (October 2017 to present)	3	None

Name, Address and Age	Position(s) with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
Anne Putnam 384 North Grand St. Cobleskill, NY 12043 Age: 46	Trustee since December 2023 Indefinite Term	Chief Executive Officer, Fenimore Asset Management, Inc., an investment advisory firm (October 2023 to present); Senior Vice President, Fenimore Asset Management, Inc. (September 2017 to September 2023)	3	None

In the table beginning on Page 15, the following information is added with respect to each of Ms. Phoenix and Ms. Putnam:

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEE
Justine Phoenix	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	$0 $0 $0	$0

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
INTERESTED TRUSTEE
Anne Putnam*	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000

* Ms. Putnam’s shareholdings are as of December 31, 2023.

In the table on Page 16, the following information is added with respect to each of Ms. Phoenix and Ms. Putnam:

Name of Trustee	Aggregate Compensation from the Funds Accrued as Part of Fund Expenses*	Pension or Retirement Benefits	Est. Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustee*
Justine Phoenix*	$2,049	$0	$0	$2,049

* Reflects the amount of compensation that Ms. Phoenix was entitled to receive for the period from December 6, 2023 when she joined the Board to December 31, 2023, which is the end of the Funds’ fiscal year.

Ms. Phoenix has been added as a member of the Audit Committee, the Nominating and Corporate Governance Committee and the Valuation Committee of the Board.

Name of Trustee	Aggregate Compensation from the Funds Accrued as Part of Fund Expenses*	Pension or Retirement Benefits	Est. Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustee*
Anne Putnam	$0	$0	$0	$0

* As an Interested Trustee, Ms. Putnam does not receive any compensation for her service on the Board.

As an Interested Trustee, Ms. Putnam is not presently a member of any of the Committees of the Board as they are composed solely of the Board’s Independent Trustees.

Investors should retain this supplement for future reference.

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